Exhibit 99.1

TRANSACTIONS
Except as previously disclosed in this Schedule 13D, as amended, the following table sets forth all transactions by the Reporting Persons (on behalf of the Funds or Accounts) with respect to the securities of Core Scientific, Inc. effected since March 20, 2026, inclusive of any transactions effected through 4:00 p.m., New York City time, on April 16, 2026. Except as otherwise noted below, all such transactions were purchases or sales of securities of Core Scientific, Inc. effected in the open market, and the table excludes commissions paid in per share prices.

TWO SEAS GLOBAL (MASTER) FUND LP

Type of Security	Amount Purchased/(Sold)	Price Per Security ($) or Contract*	Date of Purchase/Sale
Common Stock	162,794	16.650 (1)	3/24/2026
Common Stock	200,000	17.032 (2)	3/25/2026
Common Stock	81,396	17.630	3/25/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	48 contracts relating to 4,800 shares	0.350	3/25/2026
Common Stock	200,000	15.783 (3)	3/26/2026
Common Stock	250,000	15.095 (4)	3/27/2026
Common Stock	250,000	15.127 (5)	3/27/2026
Common Stock	328,459	13.875	3/30/2026
Common Stock	150,000	13.948 (6)	3/30/2026
Common Stock	150,000	13.972 (7)	3/30/2026
Common Stock	60,134	13.995	3/30/2026
Call Option (Exercise Price $25, Expiration 5/15/26)**	20,000 contracts relating to 2,000,000 shares	0.100	3/30/2026
Common Stock	82,800	14.846 (8)	3/31/2026
Common Stock	(500,000)	14.905 (9)	3/31/2026
Put Option (Exercise Price $11, Expiration 4/17/26)	(8,103) contracts relating to (810,300) shares	0.100	3/31/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	8,056 contracts relating to 805,600 shares	0.690	3/31/2026
Common Stock	(135,811)	15.393 (10)	4/1/2026
Put Option (Exercise Price $10, Expiration 4/17/26)	(8,103) contracts relating to (810,300) shares	0.030	4/1/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	8,103 contracts relating to 810,300 shares	0.530	4/1/2026
Common Stock	(150,000)	15.582 (11)	4/2/2026
Common Stock	(82,436)	15.800	4/2/2026
Common Stock	(82,436)	16.126 (12)	4/2/2026
Common Stock	(205,661)	17.690 (13)	4/8/2026
Common Stock	(82,265)	17.690 (14)	4/8/2026
Common Stock	(205,661)	17.953 (15)	4/8/2026
Common Stock	(250,000)	18.251 (16)	4/9/2026
Common Stock	(95,013)	18.410 (17)	4/9/2026
Common Stock	(204,915)	18.469 (18)	4/10/2026
Common Stock	(204,915)	18.530	4/10/2026
Common Stock	(204,915)	18.800	4/10/2026
Common Stock	81,966	18.675 (19)	4/13/2026
Common Stock	(61,854)	18.954 (20)	4/13/2026
Common Stock	61,474	18.672 (21)	4/14/2026
Common Stock	61,474	18.692 (22)	4/14/2026
Common Stock	122,950	18.906 (23)	4/14/2026
Common Stock	(200,000)	19.200 (24)	4/14/2026
Common Stock	(102,458)	19.400	4/14/2026
Call Option (Exercise Price $22, Expiration 9/18/26)	10,000 contracts relating to 1,000,000 shares	3.565	4/14/2026
Call Option (Exercise Price $27, Expiration 9/18/26)	(20,000) contracts relating to (2,000,000) shares	1.970	4/14/2026
Common Stock	122,560	18.866 (25)	4/15/2026

TWO SEAS STRATEGIC INVESTMENT FUND LP

Type of Security	Amount Purchased/(Sold)	Price Per Security ($) or Contract*	Date of Purchase/Sale
Common Stock	31,533	16.650 (26)	3/24/2026
Common Stock	15,767	17.630	3/25/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	10 contracts relating to 1,000 shares	0.350	3/25/2026
Common Stock	52,044	13.875	3/30/2026
Put Option (Exercise Price $11, Expiration 4/17/26)	(1,617) contracts relating to (161,700) shares	0.100	3/31/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	1,607 contracts relating to 160,700 shares	0.690	3/31/2026
Common Stock	(24,523)	15.393 (27)	4/1/2026
Put Option (Exercise Price $10, Expiration 4/17/26)	(1,617) contracts relating to (161,700) shares	0.030	4/1/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	1,617 contracts relating to 161,700 shares	0.530	4/1/2026
Common Stock	(14,886)	15.800	4/2/2026
Common Stock	(14,886)	16.126 (28)	4/2/2026
Common Stock	(37,578)	17.690 (29)	4/8/2026
Common Stock	(15,031)	17.690 (30)	4/8/2026
Common Stock	(37,578)	17.953 (31)	4/8/2026
Common Stock	(17,357)	18.410 (32)	4/9/2026
Common Stock	(38,211)	18.469 (33)	4/10/2026
Common Stock	(38,211)	18.530	4/10/2026
Common Stock	(38,211)	18.800	4/10/2026
Common Stock	15,284	18.675 (34)	4/13/2026
Common Stock	(11,534)	18.954 (35)	4/13/2026
Common Stock	11,463	18.672 (36)	4/14/2026
Common Stock	11,463	18.692 (37)	4/14/2026
Common Stock	22,926	18.906 (38)	4/14/2026
Common Stock	(19,105)	19.400	4/14/2026
Call Option (Exercise Price $20, Expiration 4/17/26)**	4,851 contracts relating to 485,100 shares	0.347	4/14/2026
Common Stock	23,256	18.866 (39)	4/15/2026

ACCOUNTS

Type of Security	Amount Purchased/(Sold)	Price Per Security ($) or Contract*	Date of Purchase/Sale
Common Stock	1,702	16.650 (40)	3/24/2026
Common Stock	3,971	16.650 (41)	3/24/2026
Common Stock	851	17.630	3/25/2026
Common Stock	1,986	17.630	3/25/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	1 contract relating to 100 shares	0.350	3/25/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	1 contract relating to 100 shares	0.350	3/25/2026
Common Stock	2,809	13.875	3/30/2026
Common Stock	6,554	13.875	3/30/2026
Put Option (Exercise Price $11, Expiration 4/17/26)	(196) contracts relating to (19,600) shares	0.100	3/31/2026
Put Option (Exercise Price $11, Expiration 4/17/26)	(84) contracts relating to (8,400) shares	0.100	3/31/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	194 contracts relating to 19,400 shares	0.690	3/31/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	83 contracts relating to 8,300 shares	0.690	3/31/2026
Common Stock	(1,323)	15.393 (42)	4/1/2026
Common Stock	(3,088)	15.393 (43)	4/1/2026
Put Option (Exercise Price $10, Expiration 4/17/26)	(196) contracts relating to (19,600) shares	0.030	4/1/2026
Put Option (Exercise Price $10, Expiration 4/17/26)	(84) contracts relating to (8,400) shares	0.030	4/1/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	196 contracts relating to 19,600 shares	0.530	4/1/2026
Put Option (Exercise Price $14, Expiration 4/17/26)**	84 contracts relating to 8,400 shares	0.530	4/1/2026
Common Stock	(803)	15.800	4/2/2026
Common Stock	(1,875)	15.800	4/2/2026
Common Stock	(803)	16.126 (44)	4/2/2026
Common Stock	(1,875)	16.126 (45)	4/2/2026
Common Stock	(4,733)	17.690 (46)	4/8/2026
Common Stock	(2,028)	17.690 (47)	4/8/2026
Common Stock	(811)	17.690 (48)	4/8/2026
Common Stock	(1,893)	17.690 (49)	4/8/2026
Common Stock	(2,028)	17.953 (50)	4/8/2026
Common Stock	(4,733)	17.953 (51)	4/8/2026
Common Stock	(937)	18.410 (52)	4/9/2026
Common Stock	(2,186)	18.410 (53)	4/9/2026
Common Stock	(2,062)	18.469 (54)	4/10/2026
Common Stock	(4,812)	18.469 (55)	4/10/2026
Common Stock	(2,062)	18.530	4/10/2026
Common Stock	(4,812)	18.530	4/10/2026
Common Stock	(2,062)	18.800	4/10/2026
Common Stock	(4,812)	18.800	4/10/2026
Common Stock	825	18.675 (56)	4/13/2026
Common Stock	1,925	18.675 (57)	4/13/2026
Common Stock	(622)	18.954 (58)	4/13/2026
Common Stock	(1,453)	18.954 (59)	4/13/2026
Common Stock	619	18.672 (60)	4/14/2026
Common Stock	1,444	18.672 (61)	4/14/2026
Common Stock	619	18.692 (62)	4/14/2026
Common Stock	1,444	18.692 (63)	4/14/2026
Common Stock	1,237	18.906 (64)	4/14/2026
Common Stock	2,887	18.906 (65)	4/14/2026
Common Stock	(1,031)	19.400	4/14/2026
Common Stock	(2,406)	19.400	4/14/2026
Call Option (Exercise Price $20, Expiration 4/17/26)**	587 contracts relating to 58,700 shares	0.347	4/14/2026
Call Option (Exercise Price $20, Expiration 4/17/26)**	252 contracts relating to 25,200 shares	0.347	4/14/2026
Common Stock	2,929	18.866 (66)	4/15/2026
Common Stock	1,255	18.866 (67)	4/15/2026

*Prices reflected on a per share basis. Each option is subject to a 100 contract multiplier.
**Represents a buy to close options transaction.
(1) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $16.24 to $17.01, inclusive. The Reporting Persons undertake to provide to the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased or sold, as applicable, at each separate price within the ranges set forth in footnotes (1) – (67).
(2) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $16.86 to $17.18, inclusive.
(3) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $15.66 to $15.87, inclusive.
(4) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $15.005 to $15.195, inclusive.
(5) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $15.05 to $15.16, inclusive.
(6) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $13.57 to $14.46, inclusive.
(7) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $13.5982 to $14.46, inclusive.
(8) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $14.68 to $14.98, inclusive.
(9) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $14.82 to $14.98, inclusive.
(10) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $15.34 to $15.40, inclusive.
(11) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $15.50 to $15.62, inclusive.
(12) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $16.12 to $16.18, inclusive.
(13) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.72, inclusive.
(14) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.71, inclusive.
(15) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.95 to $17.97, inclusive.
(16) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.25 to $18.265, inclusive.
(17) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.40 to $18.445, inclusive.
(18) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.45 to $18.53, inclusive.
(19) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.59 to $18.71, inclusive.
(20) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.85 to $19.02, inclusive.
(21) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.4785 to $18.95, inclusive.
(22) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.50 to $18.95, inclusive.
(23) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.715 to $18.985, inclusive.
(24) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $19.20 to $19.225, inclusive.
(25) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.6575 to $19.0754, inclusive.
(26) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $16.24 to $17.01, inclusive.
(27) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $15.34 to $15.40, inclusive.
(28) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $16.12 to $16.18, inclusive.
(29) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.72, inclusive.
(30) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.71, inclusive.
(31) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.95 to $17.97, inclusive.
(32) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.40 to $18.445, inclusive.
(33) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.45 to $18.53, inclusive.
(34) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.59 to $18.71, inclusive.
(35) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.85 to $19.02, inclusive.
(36) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.4785 to $18.95, inclusive.
(37) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.50 to $18.95, inclusive.
(38) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.715 to $18.985, inclusive.
(39) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.6575 to $19.0754, inclusive.
(40) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $16.24 to $17.01, inclusive.
(41) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $16.24 to $17.01, inclusive.
(42) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $15.34 to $15.40, inclusive.
(43) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $15.34 to $15.40, inclusive.
(44) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $16.12 to $16.18, inclusive.
(45) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $16.12 to $16.18, inclusive.
(46) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.72, inclusive.
(47) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.72, inclusive.
(48) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.71, inclusive.
(49) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.69 to $17.71, inclusive.
(50) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.95 to $17.97, inclusive.
(51) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $17.95 to $17.97, inclusive.
(52) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.40 to $18.445, inclusive.
(53) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.40 to $18.445, inclusive.
(54) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.45 to $18.53, inclusive.
(55) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.45 to $18.53, inclusive.
(56) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.59 to $18.71, inclusive.
(57) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.59 to $18.71, inclusive.
(58) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.85 to $19.02, inclusive.
(59) The sale price is a weighted average price. These shares were sold in multiple transactions at prices ranging from $18.85 to $19.02, inclusive.
(60) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.4785 to $18.95, inclusive.
(61) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.4785 to $18.95, inclusive.
(62) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.50 to $18.95, inclusive.
(63) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.50 to $18.95, inclusive.
(64) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.715 to $18.985, inclusive.
(65) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.715 to $18.985, inclusive.
(66) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.6575 to $19.0754, inclusive.
(67) The purchase price is a weighted average price. These shares were purchased in multiple transactions at prices ranging from $18.6575 to $19.0754, inclusive.